Ohio National Variable Account R
Ohio National Life Assurance Corporation
GP VUL
Vari-Vest Survivor VUL
Supplement dated May 9, 2007 to the Prospectus dated May 1, 2007
The following changes are made to the prospectus dated May 1, 2007:
The subadviser for the Fidelity® VIP Contrafund® Portfolio, VIP Mid Cap Portfolio, VIP Growth Portfolio and VIP Equity-Income Portfolio is FMR Co., Inc.
The subadviser for the Templeton Foreign Securities Fund is Franklin Templeton Investment Management Limited.
The investment objective for the MFS® Investors Growth Stock Series is now capital appreciation, and the investment objective for the MFS® Total Return Series is now total return.